SHAREHOLDERS' VOTING RIGHTS PROXY AGREEMENT

AMONG

Wang Yuhu

Daqing High-Tech Hawkland Venture Investment Co. Ltd.

Shareholders of Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company

And

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company

And

Daqing Zefang Intelligent Trading Co.,Ltd.

1st September 2011

SHAREHOLDERS' VOTING RIGHTS PROXY AGREEMENT

This SHAREHOLDERS' VOTING RIGHTS PROXY AGREEMENT (this "AGREEMENT") is entered into as of 1st September 2011 by and among the following Parties:

(1) Wang Yuhu, Identity Card Number: 230124197406087013
Address: Haifukang cheng A51 1-3-1, Daoli District Xinkang Street, Harbin, Heilongjiang, PRC

(2) Daqing High-Tech Hawkland Venture Investment Co. Ltd.,
Business License No.: 230607100045557
Address: No. 101 Keji Road, Daqing Hi-tech Industrial Development Zone, Daqing, Heilongjiang, PRC

(3) Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company (hereinafter referred to as HEILONGJIANG TONGYU)
Business License No.: 230600100009454
Address: No.1 Sunshine Avenue, Daqing high-tech development zone

(4) Daqing Zefang Intelligent Trading Co., Ltd. (DAQING ZEFANG)
Business License No.: 230600400002614
Address: Daqing high-tech development zone

(5) Shareholders of Heilongjiang Tongyu Pride Aluminum Joint Stock Limited.

(The above parties shall hereinafter be individually referred to as a "PARTY" and collectively, "PARTIES")

WHEREAS:

(1) As of the date of this Agreement, Wang Yuhu, Daqing High-Tech Hawkland Venture Investment Co. Ltd. are the major registered shareholders of HEILONGJIANG TONGYU, legally holding majority of shares interests of HEILONGJIANG TONGYU, of which Wang Yuhu holding 70% interest, Daqing High-Tech Hawkland Venture Investment Co. Ltd. holding 7.9%.

(2) Daqing Zefang Intelligent Trading Co., Ltd. is a wholly owned foreign invested enterprise in Daqing, which experts on aluminum industry. (Hereinafter be referred to as Daqing Zefang)

(3) The Shareholders intend to severally entrust the individual designated by DAQING ZEFANG with the exercises of their voting rights in Target Company (as defined below) while DAQING ZEFANG is willing to designate such an individual.

The Parties hereby have reached the following agreement upon friendly consultations:

ARTICLE 1 VOTING RIGHTS ENTRUSTMENT

1.1 Under this Agreement, "TARGET COMPANY" shall mean HEILONGJIANG TONGYU to Wang Yuhu and Daqing High-Tech Hawkland Venture Investment Co. Ltd..

1.2 The Shareholders hereby irrevocably undertake to respectively sign the Entrustment Letter after execution of the Agreement to respectively entrust the personnel ("TRUSTEES") then designated by DAQING ZEFANG to exercise the following rights enjoyed by them as shareholders of Target Company in accordance with the then effective articles of association of Target Company:

(1) Proposing to convene and attending shareholders' meetings of Target Company as proxy of the Shareholders according to the Articles of Association of Target Company;

(2) Exercising voting rights as proxy of the Shareholders, on issues discussed and resolved by the shareholders' meeting of Target Company, including but not limited to the appointment and election for the directors, general manager and other senior management personnel of Target Company.

The above authorization and entrustment is granted subject to the status of trustees as PRC citizens and the approval by DAQING ZEFANG. Upon and only upon written notice of dismissing and replacing Trustee(s) given by DAQING ZEFANG to the Shareholders, the Shareholders shall promptly entrust another PRC citizen then designated by DAQING ZEFANG to exercise the above Entrusted Rights, and once new entrustment is established, the original entrustment shall be replaced; the Shareholders shall not cancel the authorization and entrustment of the Trustee(s) otherwise.

1.3 The Trustees shall perform the entrusted obligation within the scope of entrustment in due care and prudence and in compliance with laws; the Shareholders acknowledge and assume relevant liabilities for any legal consequences of the Trustees' exercise of the foregoing Entrusted Rights.

1.4 The Shareholders hereby acknowledge that the Trustees are not required to seek advice from the Shareholders prior to their respective exercise of the foregoing Entrusted Rights. However, the Trustees shall inform the Shareholders in a timely manner of any resolution or proposal on convening interim shareholders' meeting after such resolution or proposal is made.

ARTICLE 2 RIGHT TO INFORMATION

2.1 For the purpose of exercising the Entrusted Rights under this Agreement, the Trustees are entitled to know the information with regard to Target Company's operation, business, clients, finance, staff, etc., and shall have access to relevant materials of Target Company. Target Company shall adequately cooperate with the Trustees in this regard.

ARTICLE 3 EXERCISE OF ENTRUSTED RIGHTS

3.1 The Shareholders will provide adequate assistance to the exercise of the Entrusted Rights by the Trustees, including execution of the resolutions of the shareholders' meeting of Target Company or other pertinent legal documents made by the Trustee when necessary (e.g., when it is necessary for examination and approval of or registration or filing with governmental departments).

3.2 If at any time during the term of this Agreement, the entrustment or exercise of the Entrusted Rights under this Agreement is unenforceable for any reason except for default of any Shareholder or Target Company, the Parties shall immediately seek a most similar substitute for the unenforceable provision and, if necessary, enter into supplementary agreement to amend or adjust the provisions herein, in order to ensure the realization of the purpose of this Agreement.

ARTICLE 4 EXEMPTION AND COMPENSATION

4.1 The Parties acknowledge that DAQING ZEFANG shall not be requested to be liable for or compensate (monetary or otherwise) other Parties or any third party due to exercise of Entrusted Rights by the Trustees designated by DAQING ZEFANG under this Agreement.

4.2 Target Company and the Shareholders agree to compensate DAQING ZEFANG for and hold it harmless against all losses incurred or likely to be incurred by it due to exercise of the Entrusted Rights by the Trustees designated by DAQING ZEFANG, including without limitation any loss resulting from any litigation, demand arbitration or claim initiated or raised by any third party against it or from administrative investigation or penalty of governmental authorities.

However, the Shareholders and Target Company will not compensate for losses incurred due to willful misconduct or gross negligence of DAQING ZEFANG.

ARTICLE 5 REPRESENTATIONS AND WARRANTIES

5.1 Each of the Personal Shareholders hereby severally and jointly represents and warrants that:

5.1.1 Each of the Personal Shareholders is a PRC citizen with full capacity and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

5.1.2 Each of the Personal Shareholders has full right and authorization to execute and deliver this Agreement and other documents that are related to the transaction referred to herein and to be executed by them. They have full right and authorization with respect to consummate the transaction referred to herein.

5.1.3 This Agreement shall be executed and delivered by the Personal Shareholders lawfully and properly. This Agreement, upon execution, constitutes the legal and binding obligations on them and is enforceable on them in accordance with its terms and conditions hereof.

5.1.4 The Personal Shareholders are registered and legal shareholders of Target Company as of the effective date of this Agreement, and except the rights created by this Agreement, the Call Option Agreement entered into by DAQING ZEFANG, Target Companies and Personal Shareholders on 1st September 2011 (the "CALL OPTION AGREEMENT"), as well as the Shares Pledge Agreement entered into by DAQING ZEFANG, Target Company and Personal Shareholders on 1st September, 2011, (the "SHARES PLEDGE AGREEMENT"), there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of Target Company.

5.1.5 Considering the fact that according to Shares Pledge Agreement, considering the fact that Personal Shareholders will set aside all the shares interest held thereby in relevant Target Company as security to secure the performance by them of their obligations under the Call Option Agreement, Personal Shareholders undertake to make full and due performance of the obligations under the Call Option Agreement during the valid term of this Agreement, and they will not be in conflict with any

stipulation under the Call Option Agreement, which are likely to have impact on the exercise of the Entrusted Rights by the Trustees under this Agreement.

5.1.6 Considering the facts that the Target Company entered into the Exclusive Agreement (the "SERVICE AGREEMENT") on 1st September 2011 with DAQING ZEFANG, the Call Option Agreement, and that the Shareholders of Target Company will set aside all shares interests held thereby in the Target Company as security to secure the performance of the contractual obligations under the above two agreements by the Target Company, the Personal Shareholders undertake to, during the valid term of this Agreement, procure the full and due performance of the Target Company of any and all its obligations under the Service Agreement and the Call Option Agreement, and warrant that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to the breach of the Service Agreement, Call Option Agreement by the Target Company.

5.2 DAQING ZEFANG (excluding the person designated by it) hereby represents and warrants that:

5.2.1 It is a company with limited liability properly registered and legally existing under PRC laws, with an independent corporate legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

5.2.2 It has the full corporate power and authority to execute and deliver this Agreement and all other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.3 Target Company other than HEILONGJIANG TONGYU hereby in respect of themselves respectively represents and warrants that:

5.3.1 It is a company with limited liability properly registered and legally existing under PRC laws, with an independent legal person status, and with full and

independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

5.3.2 It has the full corporate power and authority to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.3.3 The Shareholders are registered shareholders as of the effective date of this Agreement or any Acknowledge Letter in the form as provided in Appendix I to this Agreement, legally holding the shares interest in it as registered from time to time. Except rights created by this Agreement, the Shares Pledge Agreement and the Call Option Agreement, there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of Target Company.

5.3.4 Considering the fact that the Shareholders of Target Company will set aside all the shares interests held thereby in the Target Company as security to secure the performance of the contractual obligations by the Target Company under the Service Agreement and the Call Option Agreement, the Target Company undertakes to, during the valid term of this Agreement, make full and due performance of any and all obligations under the Service Agreement and the Call Option Agreement, and warrant that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to the breach of the Service Agreement and the Call Option Agreement by Target Company.

5.4 HEILONGJIANG TONGYU hereby in respect of itself represents and warrants that:

5.4.1 It is a company with limited liability properly registered and legally existing under the PRC laws, with an independent legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

5.4.2 It has the full corporate power and authority to execute and deliver this Agreement and all other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.4.3 As of the effective date of this Agreement, Wang Yuhu, Daqing High-Tech Hawkland Venture Investment Co. Ltd. are major shareholders, legally holding the shares interests in HEILONGJIANG TONGYU. Except rights created by this Agreement, the Shares Pledge Agreement and the Call Option Agreement, in respect of HEILONGJIANG TONGYU, there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights according to the then effective articles of association of HEILONGJIANG TONGYU.

5.4.4 As of the effective date of this Agreement or the effective date of the Acknowledgement Letter, it shall hold the shares interest of the target company. Except rights created by this Agreement, the Call Option Agreement and the Shares Pledge Agreement, there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights according to the then effective articles of association of the Target Company.

5.4.5 Considering the fact that according to the Shares Pledge Agreement, it shall set aside all shares interest held thereby in relevant Target Company as security to secure the performance of its obligations under the Call Option Agreement, HEILONGJIANG TONGYU undertakes to make full and due performance of the Call Option Agreement during the valid term of this Agreement and that it will not be in conflict with any term under the Call Option Agreement, which may have impact on the exercise of the Entrusted Rights by the Trustees under this Agreement.

ARTICLE 6 TERM OF AGREEMENT

6.1 This Agreement takes effect from the date of due execution of all the Parties hereto, with the valid term of twenty (20) years, unless terminated in advance by

written agreement of all the Parties or according to Article 8.1 of this Agreement. This Agreement shall automatically renew for another one (1) year when the term (whether original or extended, if applicable) of this Agreement is due, unless DAQING ZEFANG gives a thirty-day notice in writing to the other Parties of the cancellation of such renewal.

6.2 In case that one Shareholder transfers all of the shares interests in the Target Company with prior consent of DAQING ZEFANG, such Shareholder shall no longer be a Party to this Agreement whilst the obligations and commitments of the other Parties under this Agreement shall not be adversely affected thereby.

ARTICLE 7 NOTICE

7.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

7.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when (i) it is transmitted if transmitted by facsimile or telex, or (ii) it is delivered if delivered in person, or (iii) five (5) days after posting if post by mail.

ARTICLE 8 DEFAULT LIABILITY

8.1 The Parties agree and confirm that, if any of the Parties (the "DEFAULTING PARTY") breaches substantially any of the provisions herein or fails substantially to perform any of the obligations hereunder, such a breach or failure shall constitute a default under this Agreement (a "DEFAULT"). In such event any of the other Parties without default (a "NON-DEFAULTING PARTY") who incurs losses arising from such a Default shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days upon a Non-defaulting Party notifying the Defaulting Party in writing and requiring it to rectify the Default, then the relevant Non-defaulting Party shall be entitled to choose at its discretion to (i) terminate this

Agreement and require the Defaulting Party to indemnify all damages, or (ii) require specific performance by the Defaulting Party of this Agreement and indemnification against all damages.

8.2 Besides the Article 8.1 above, any breach by any Shareholder of the Call Option Agreement or Shares Pledge Agreement shall be deemed as having constituted the breach by such Shareholder of this Agreement; any breach by the Target Company of the Service Agreement or the Call Option Agreement shall be deemed as having constituted the breach by Target Company of this Agreement.

8.3 The Parties agree and confirm, the Shareholders or Target Company shall not request the termination of this Agreement for whatsoever reason and under whatsoever circumstance, except otherwise stipulated by laws or this Agreement.

8.4 Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

ARTICLE 9 MISCELLANEOUS

9.1 This Agreement shall be prepared in Chinese language in seven (7) original copies, with each involved Party holding one (1) hereof.

9.2 The conclusion, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by the laws of the PRC.

9.3 Any disputes arising from and in connection with this Agreement shall be settled through consultations among the Parties involved, and if the Parties involved fail to reach an agreement regarding such a dispute within thirty (30) days of its occurrence, such dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all the Parties involved.

9.4 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and a Party's exercise of any of its rights, powers and remedies shall not preclude its exercise of other rights, powers and remedies of it.

9.5 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with the laws (the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party's Rights.

9.6 The titles of the articles contained herein are for reference only, and in no circumstances shall such titles be used for or affect the interpretation of the provisions

9.7 Each provision contained herein shall be severable and independent from each of other provisions. If at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected thereby.

9.8 Upon execution, this Agreement shall replace any other previous legal documents entered into by relevant Parties on the same subject matter.

9.9 Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering that the rights and obligations of each Target Company and its Shareholders are independent and severable from each other, in case that the amendment or supplement to this Agreement is intended to have impact upon one of the Target Companies and its Shareholders, such amendment or supplement requires only the approval of DAQING ZEFANG, the Target Company and its Shareholder while no consent is necessary from other Target Companies and their Shareholders (to the extent that the amendment or supplement

does not have impact upon such other Shareholders).

9.10 In respect of the Shareholder and the Target Company, they shall not assign any of their rights and/or transfer any of their obligations hereunder to any third parties without prior written consent from DAQING ZEFANG; DAQING ZEFANG shall have the right to assign any of its rights and/or transfer any of its obligations hereunder to any third parties designated by it after giving notice to the Shareholders.

9.11 This Agreement shall be binding on the legal successors of the Parties.

9.12 The rights and obligations of the Target Companies are severable and independent, performance of this Agreement by any Shareholder and any Target Company shall not affect the performance by other Shareholders and other Target Companies.

9.13 Notwithstanding any provision to the contrary in this Agreement, new companies other than the Target Companies and their shareholder(s) can be included as one party to this Agreement by signing the Acknowledgement Letter in the Appendix of this Agreement. The new companies shall enjoy the same rights and assume the same obligations as other Target Companies; the shareholder(s) of the new companies shall enjoy the same rights and assume obligations as the other Shareholders hereunder. Since the rights and obligations of the Target Company and its Shareholder(s) under the Agreement are severable and independent, the participation of the new target companies and their shareholders will not affect the rights and obligations of the original Target Company and its Shareholders, the participation of the new target companies only requires confirmation of DAQING ZEFANG by signing the Acknowledgement Letter. Each of the Target Companies hereby irrevocably and unconditionally agrees to the participation of the new companies and their shareholders, and further confirms that the shareholder(s) of any new target company can entrust the Trustees to exercise the voting rights according to the terms of this Agreement not necessarily with consent of the original Target Companies or their relevant Shareholder(s).

[The remainder of this page is left blank]

IN WITNESS HEREOF, the following Parties have caused this Shareholders' Voting Rights Proxy Agreement to be executed as of the date and in the place first here above mentioned.

Wang Yuhu (Signature):________________

Daqing High-Tech Hawkland Venture Investment Co. Ltd. (Company Chop):

____

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company (Company Chop)

Signed by:

Name:

Position:

Daqing Zefang Intelligent Trading Co., Ltd. (Company Chop)

Signed by:

Name:

Position:

Other shareholders of Heilongjiang Tongyu:

APPENDIX I

ACKNOWLEDGEMENT LETTER

______________________________ (ID Card number: ______________________) / ______________________limited liability company (registered address: __________________)("PARTICIPATING SHAREHOLDER") and __________________ limited liability company (registered address: __________________) ("PARTICIPATING TARGET COMPANY") hereby agree to participate each as an independent contract party in the Shareholders' Voting Rights Proxy Agreement dated____________, 2011 among DAQING ZEFANG Co., Ltd ("DAQING ZEFANG") and other relevant parties ("PROXY AGREEMENT"). Participating Shareholder and Participating Target Company agree to entrust the Trustees designated by DAQING ZEFANG to exercise the voting rights in the Participating Target Company in respect of ______% of the shares interest in the registered capital of the Participating Target Company held by the Participating Shareholder as of the date of the Acknowledgement Letter, on behalf of the Participating Shareholder.

Once this Acknowledgement Letter is executed by the Participating Shareholder and the Participating Target Company, Participating Shareholder and the Participating Target Company shall be deemed to have made the same undertakings and warranties with those of the Shareholders and the Target Companies under the Proxy Agreement, agreed to respectively perform the obligations of the Shareholders and the Target Companies stipulated in the Proxy Agreement, and acknowledged the rights and obligations of the Parties under the Proxy Agreement.

[The remainder of this page is left blank]

(no text on this page, this page is for signature)

Wang Yuhu

Signature by: ____________________

Daqing High-Tech Hawkland Venture Investment Co. Ltd.

Signature by: ____________________

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company (Company chop)

Signature by : ________________

Name: ______________________

Position: ____________________

Tongliao Tongyu Pride Aluminum Joint Stock Limited Company (Company chop)

Signed by:

Name:

Position:

Daqing Zefang Intelligent Trading Co.,Ltd.. (Company chop)

Signed by:

Name:

Position:

Entrustment Letter

Daqing Hi-tech Hawkland Venture Investment Co. Ltd, the shareholder of Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company ("Heilongjiang Tongyu) hereby entrusts Mr. Wang Yuwei [ID number: 230202195810240612],who is designated by Daqing Zefang Intelligent Trading Co., Ltd. to be my authorized trustee to execute the shareholder's rights of Heilongjiang Tongyu as following:

(1) Proposing to convene and attend shareholders' meetings of Heilongjiang Tongyu;

(2) Exercising voting rights as proxy of me on issues discussed and resolved by the shareholders' meeting of Heilongjiang Tongyu, including but not limited to the appointment and election for the directors, general manager and other senior management personnel of Heilongjiang Tongyu.

On basis of complying with PRC law, the Trustee shall perform the entrusted obligation within the scope of entrustment in due care and at his sole discretion. The Trustee shall inform me in a timely manner of any resolution or proposal on convening shareholders' meeting after such resolution or proposal is made, and I acknowledge and assume relevant liabilities for any legal consequences of the Trustees' exercise of the Entrusted Rights hereof.

授权委托书

本公司，作为黑龙江同禹傲思铝业股份有限公司（"同禹傲思"）股东，在此授权大庆泽方智睿贸易有限公司指定代表王玉玮先生（身份证号码：230202195810240612）作为本公司的授权委托人（"受托人"），代表本公司行使黑龙江同禹傲思铝业股份有限公司的下述股东权利：

1.代表本公司召集和参加同禹傲思的股东会；

2.代表本公司在同禹傲思股东会的讨论和决议的事项上，行使投票权，包括但不限于指定和选举同禹傲思的董事，总经理和其他高级管理人员；

受托人应在受托范围内自主、谨慎、严谨及合法地履行受托义务，并及时地

将股东会产生的决议或召集临时股东会会议的提议及时通知本公司；作为同禹傲思股东，本公司认可且承担受托人行使上述受托权利产生的任何法律后果。

Daqing Hi-tech Hawkland Venture Investment Co. Ltd

Signature/签字：

日期：2011 年 9 月 1 日

Entrustment Letter

I, the shareholder of Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company ("Heilongjiang Tongyu) hereby entrusts Mr. Wang Yuhu [ID number: 230124197406087013],who is designated by Daqing Zefang Intelligent Trading Co., Ltd. to be my authorized trustee to execute the shareholder's rights of Heilongjiang Tongyu as following:

(1) Proposing to convene and attend shareholders' meetings of Heilongjiang Tongyu;

(2) Exercising voting rights as proxy of me on issues discussed and resolved by the shareholders' meeting of Heilongjiang Tongyu, including but not limited to the appointment and election for the directors, general manager and other senior management personnel of Heilongjiang Tongyu.

On basis of complying with PRC law, the Trustee shall perform the entrusted obligation within the scope of entrustment in due care and at his sole discretion. The Trustee shall inform me in a timely manner of any resolution or proposal on convening shareholders' meeting after such resolution or proposal is made, and I acknowledge and assume relevant liabilities for any legal consequences of the Trustees' exercise of the Entrusted Rights hereof.

授权委托书

本人，作为黑龙江同禹傲思铝业股份有限公司（"同禹傲思"）股东，在此授权大庆泽方智睿贸易有限公司指定代表王禹沪先生（身份证号码:230124197406087013）作为本人的授权委托人（"受托人"），代表本人行使黑龙江同禹傲思铝业股份有限公司的下述股东权利：

1. 代表我召集和参加黑龙江同禹傲思铝业股份有限公司的股东会；

2. 代表我在同禹傲思股东会的讨论和决议的事项上，行使投票权，包括但不限于指定和选举黑龙江同禹傲思铝业股份有限公司公司的董事，总经理和其他高级管理人员；

受托人应在受托范围内自主、谨慎、严谨及合法地履行受托义务，并及时地

将股东会产生的决议或召集临时股东会会议的提议及时通知本人；作为同禹傲思股东，本人认可且承担受托人行使上述受托权利产生的任何法律后果。

Signature/签字：

1	Chen Lihua 陈丽华	陈丽华
2	Zang Shaobo 臧少波	臧少波
3	Jiang Chengwei 姜承伟	姜承伟
4	Cao Benqian 曹本钱	曹本钱
5	Chen Xuerui 陈雪蕊	陈雪蕊
6	Zhang Ming 张明	张明
7	Qiu Haibin 秋海滨	秋海滨
8	Zhang Su 张塑	张塑
9	Zhu Tenghua 朱腾华	朱腾华
10	Li Hai 李海	[illegible]
11	Cao Shouhua 曹守华	曹守华
12	Yu Xiying 于喜英	于喜英
13	Zheng Jianguo 郑建国	郑建国
14	Liang Dapeng 梁大鹏	梁大鹏
15	Ding Jisheng 丁继生	丁继生
16	He Bozhi 何博之	何博之
17	Sun Mingyan 孙明艳	孙明艳

日期：2011 年 9 月 1 日